                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 22, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05  Costs Associated with Exit or Disposal Activities

On August 22, 2005, Eastman Kodak Company committed to a plan to close the manufacturing operations of Creo Inc. in Middleway, West Virginia. This facility was included in the Company's recent acquisition of Creo Inc. This action is the result of the product rationalization activities that Kodak is undertaking related to the recent acquisitions of Kodak Polychrome Graphics and Creo Inc.

In conjunction with this action, the Company will incur restructuring-related charges of approximately $28 million. Included in these charges is approximately $17 million of exit costs, including site disposition and dismantlement, accelerated depreciation on equipment and buildings of approximately $10 million, and employee termination benefits of approximately $1 million. In addition, the Company will record approximately $1 million in operating charges related to the execution of this plan. The exit costs, severance and the operating charges require the outlay of cash, while the accelerated depreciation represents a non-cash charge. The manufacturing operations are expected to cease by March 31, 2006. The site disposition and dismantlement are expected to be completed by the end of 2007.

A copy of the August 22, 2005 press release related to these actions is attached as Exhibit (99.1).


ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibit

 (99.1) Eastman Kodak Company press release dated August 22, 2005 regarding the closure of manufacturing operations in Middleway, West Virginia.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EASTMAN KODAK COMPANY



                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Richard G. Brown, Jr.
                                        Controller

Date:  August 25, 2005

                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1) Eastman Kodak Company press release dated August 22, 2005 regarding the closure of manufacturing operations in Middleway, West Virginia.